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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                          ---------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)   March 3, 2003
                                                 -----------------------------

                        SOURCE INTERLINK COMPANIES, INC.
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             (Exact Name of Registrant as Specified in its Charter)


                                    Missouri
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                 (State or Other Jurisdiction of Incorporation)

       1-13437                                          43-1710906
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(Commission File Number)                      (IRS Employer Identification No.)


27500 Riverview Center Blvd, Suite 400, Bonita Springs, FL           34134
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     (Address of Principal Executive Offices)                      (Zip Code)


                                 (239) 949-4450
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              (Registrant's Telephone Number, Including Area Code)



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          (Former Name or Former Address, if Changed Since Last Report)



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                        SOURCE INTERLINK COMPANIES, INC.

                                    FORM 8-K

ITEM 5. OTHER EVENTS

On March 3, 2004, Source Interlink Companies, Inc. announced the restatement of its financial statements for each of the three fiscal years ended January 31, 2003, 2002 and 2001, and the three- and nine-month periods ended October 31, 2003 and 2002. A copy of the press release is set forth as Exhibit 99.1 and is incorporated by reference herein.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(c)      Exhibits

99.1 Press Release dated March 3, 2004, announcing the restatement of the Company's financial statements

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 3, 2004

                                  SOURCE INTERLINK COMPANIES, INC


                                  By:         /s/ Marc Fierman
                                     ------------------------------------------
                                                 Marc Fierman
                                     Vice President and Chief Financial Officer


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                                  EXHIBIT INDEX



99.1 Press Release dated March 3, 2004, announcing the restatement of the Company's financial statements.